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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 11, 2002



                               GENERAL MAGIC, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     000-25374              77-0250147
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
       Incorporation)                                      Identification No.)


         420 NORTH MARY AVENUE                              94085
         SUNNYVALE, CALIFORNIA                            (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (408) 774-4000
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ITEM 5.     OTHER EVENTS.

            On March 25, 2002, General Magic, Inc., the Registrant, issued a press release announcing the results of its March 22, 2002 Special Meeting of Stockholders and the mandatory conversion of all of its outstanding Series H Convertible Preferred Stock into shares of the Registrant's common stock on March 25, 2002.

            A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.






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     ITEM 7.               FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:


Exhibit No.    Description

99.1 Press Release of the Registrant, dated March 25, 2002, announcing the results of its March 22, 2002 Special Meeting of Stockholders and the mandatory conversion of its outstanding Series H Convertible Preferred Stock into shares of the Registrant's common stock on March 25, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENERAL MAGIC, INC.

Dated:  March 25, 2002                  By:  /S/ Mary E. Doyle
                                            ---------------------------------
                                             Mary E. Doyle
                                             Senior Vice President -- Business
                                             Affairs, General Counsel and
                                             Secretary



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                                  EXHIBIT INDEX


Exhibit No.       Description

99.1 Press Release of the Registrant, dated March 25, 2002, announcing the results of its March 22, 2002 Special Meeting of Stockholders and the mandatory conversion of its outstanding Series H Convertible Preferred Stock into shares of the Registrant's common stock on March 25, 2002.